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              Certification Pursuant to 18 U.S.C. Section 1350,
                          As Adopted Pursuant to
                Section 906 of the Sarbanes-Oxley Act of 2002


Name of Issuer: Cash Accumulation Trust

    In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date: November 24, 2003           /s/ Judy A. Rice
                                  --------------------
                                  Judy A. Rice
                                  President and Principal
                                  Executive Officer


Date: November 24, 2003           /s/ Grace C. Torres
                                  --------------------
                                  Grace C. Torres
                                  Treasurer and Principal Financial
                                  Officer